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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 19, 1999



        Advanta Mortgage Conduit Services, Inc., as sponsor on behalf of
                 Advanta Revolving Home Equity Loan Trust 1999-A
             (Exact name of registrant as specified in its charter)


                  Delaware                                333-77297             Application Pending
(State or Other Jurisdiction of Incorporation)         (Commission File         (I.R.S. Employer
                                                            Number)             Identification No.)

    c/o Advanta Mortgage Conduit
          Services, Inc.
     Attention: General Counsel
    10790 Rancho Bernardo Drive
       San Diego, California                                   92127
(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (619) 674-1800

                            16875 West Bernardo Drive
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         In connection with the offering of the Advanta Revolving Home Equity Loan Trust, 1999-A, Advanta Revolving Home Equity Loan Asset Backed Notes, Series 1999-A described in a Prospectus Supplement dated May 18, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.               Description

                  99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA REVOLVING HOME EQUITY
                                    LOAN TRUST 1999-A

                                    By: Advanta Mortgage Conduit Services, Inc.

                                    By:  /s/ Michael Coco
                                         -----------------------------------
                                         Name:  Michael Coco
                                         Title: Vice President


                                    By: Advanta Conduit Receivables, Inc.


                                    By:  /s/ Michael Coco
                                         -----------------------------------
                                         Name:  Michael Coco
                                         Title: Vice President


Dated:  May 21, 1999


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                                  EXHIBIT INDEX


Exhibit No.       Description

  99.1.           Related Computational Materials
                  (as defined in Item 5 above).


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